UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC, each an "SEC Report". The Corporation also has agreed to be acquired by Highwire Capital LLC subject to various closing conditions (the "Proposed Acquisition"), as most recently described in the Corporation's Current Report on Form 8-K as filed with the SEC on March 17, 2025.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background Respecting the CIC Agreement and Brown Board Seats

As previously reported, the Company is a party to the Change of Control, Voting and Restricted Stock Agreement (the "CIC Agreement") that became effective on January 28, 2022, when signed by the Company and Mr. Robert G. Brown, ("Mr. Robert G. Brown"), Mr. William H. Bartels, ("Mr. Bartels"), SPAR Administrative Services, Inc., ("SAS"), and SPAR Business Services, Inc. ("SBS"). Mr. Brown, Mr. Bartels, SAS and SBS may be referred to collectively as the "Majority Stockholders". The CIC Agreement was approved by the Board of Directors of SGRP (the "Board").

During the term of the CIC Agreement, Mr. Robert G. Brown has the right to nominate for election to the Board two (2) directors (each a "Brown Board Seat"), which may include Mr. Robert G. Brown, and the CIC Agreement gives him the right to replace those directors from time to time under stated conditions. Mr. Robert G. Brown did not exercise his rights to nominate any candidates for election to the Board pursuant to the CIC Agreement respecting the 2023 Annual Meeting of the Corporation's stockholders on November 9, 2023, and the two (2) Brown Board Seats became vacant at that meeting and have remained vacant since then.

Pursuant to his letter dated December 23, 2024, Mr. Robert G. Brown requested that Mr. James R. Brown, Sr. and Mr. Panagiotis Lazaretos be nominated for election as Directors, and each has signed the Resignation and Retirement Letter Agreement required under the 2022 By-Laws.

Appointment of Directors Nominated by Robert G. Brown to the Brown Board Seats

On May 6, 2025, the Board of Directors of SGRP (the "Board") appointed Mr. James R. Brown, Sr. and Mr. Panagiotis Lazaretos to rejoin the Board as Directors, effectively immediately, to fill the Brown Board Seat vacancies as nominated by Mr. Robert G. Brown pursuant to the CIC Agreement.

While the nomination and timing of the appointment of these two Directors to represent Mr. Robert G. Brown on the Board is unusual given the Company’s announced intent to close the Highwire transaction and the subsequent, if required, scheduled June 12, 2025 shareholder meeting, the Board acted to comply with its obligations under the CIC.

Mr. James R. Brown, Sr. is rejoining the Board, filling one of the two Brown Board Seats as the designee and the representative of Mr. Robert G. Brown. Mr. James R. Brown, Sr. is the brother of Mr. Robert G. Brown, and Mr. Robert G. Brown is an affiliate, related party and significant stockholder and one of the founders of SGRP. Mr. James R. Brown, Sr., first joined the Board of SGRP in January 2021 and retired from the Board and its Committees on January 25, 2022, in connection with the CIC Agreement. Following his retirement from the SGRP Board, James R. Brown, Sr. contracted to be a paid advisor to the Corporation, which agreement expired the following year. He retired in 2015 from his position as Labor Counsel for the Public Massachusetts Community College System. James R. Brown Sr. received a BS in Finance and an MBA from Boston University. Mr. Brown received a JD from New England Law-Boston.

Mr. Panagiotis Lazaretos is rejoining the Board, filling the other Brown Board Seat as the designee and the representative of Mr. Robert G. Brown. Mr. Lazaretos first joined the SGRP Board on December 10, 2019, and retired from the Board and its Committees on January 25, 2022, in connection with the CIC Agreement. Mr. Lazaretos served as a paid consultant to the Corporation following his retirement through July 31, 2023, pursuant to a Consulting Agreement with his company, Thenablers, Ltd. Mr. Lazaretos received a BS in Computer Science from the State University of New York.

Forward Looking Statements

This Current Report on Form 8-K (collectively, this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. Forward-looking statements include information concerning the Proposed Acquisition. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report on Form 8-K may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the uncertainty of the Corporation's ability to implement the Corporation's annual meeting compliance plan with Nasdaq; any potential non-compliance with applicable Nasdaq annual meeting, director independence, bid price or other rules; the potential impact or effect of the appointment of Directors nominated by Mr. Robert G. Brown pursuant to the CIC Agreement to the Brown Board Seats; the uncertainty of the closing of the Proposed Acquisition within the anticipated time period, or at all, due to any reason, including any failure to satisfy the conditions to the consummation of the Proposed Acquisition or to complete any necessary financing arrangements; the risk that the Proposed Acquisition disrupts our current plans and operations or diverts management's attention from its ongoing business; the impact of the news of the Proposed Acquisition or developments in it; the nature, cost and outcome of any legal proceedings related to the Proposed Acquisition; the impact of the Corporation's continued strategic review process, or any resulting action or inaction, should the Proposed Acquisition not occur; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential of continuing negative effects of the COVID pandemic on the business of the Corporation and its subsidiaries (collectively, the "Company"); the Company's cash flow or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect SPAR Group, see its 2023 Annual Report and other SEC Reports as filed with the SEC. The information contained in this Current Report on Form 8-K is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report on Form 8-K, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 12, 2025
By: /s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO